EXHIBIT 32.1

CERTIFICATE OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned, James W.P. Reid-Anderson, Chairman of the Board of Directors, President and Chief Executive Officer of Dade Behring Holdings, Inc. (the “Company”) has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Report”).

The undersigned hereby certifies that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James W.P. Reid-Anderson
Date: February 26, 2006	James W.P. Reid-Anderson
Chairman of the Board, President and Chief Executive Officer
(Principal Executive Officer)